Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf Scudder RREEF Real Estate Securities Fund, a series of Scudder RREEF Securities Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2005                   /s/ Julian Sluyters
                                  Julian Sluyters
                                  Chief Executive Officer
                                  Scudder RREEF Real Estate Securities Fund, a
                                  series of Scudder RREEF Securities Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder RREEF Real Estate Securities Fund, a series of Scudder RREEF Securities Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 23, 2005                   /s/ Paul Schubert
                                  Paul Schubert
                                  Chief Financial Officer
                                  Scudder RREEF Real Estate Securities Fund, a
                                  series of Scudder RREEF Securities Trust